UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
VIANT TECHNOLOGY INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Viant Technology Inc.

2722 Michelson Drive, Suite 100

Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 5, 2025

Dear Stockholder:

We are pleased to invite you to virtually attend the 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) of Viant Technology Inc., a Delaware corporation (“Viant”). The Annual Meeting will be held virtually, via live webcast on Thursday, June 5, 2025 at 9:30 a.m. (Pacific Time). You can attend the Annual Meeting live online by registering at https://proxydocs.com/DSP using the control number which appears on your Notice, your proxy card, and/or the instructions that accompanied your proxy materials. Even with a virtual format, you will still be able to vote and submit questions during the meeting, and we encourage you to attend online and participate. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

The Annual Meeting will be held for the following purposes, which are more fully described in the accompanying materials:

(1) To elect one Class I director, Max Valdes, to hold office until our annual meeting of stockholders in 2028 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

(2) To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(3) To conduct any other business properly brought before the Annual Meeting.

Holders of record of our outstanding shares of capital stock, composed of Class A common stock and Class B common stock, at the close of business on April 11, 2025, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 2722 Michelson Drive, Suite 100, Irvine, California 92612 for a period of ten days prior to the Annual Meeting and will be available to stockholders attending the Annual Meeting by following the registered stockholder list link on the virtual meeting access portal and entering the list access number provided via email. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

We have elected to provide internet access to our proxy materials, which include the proxy statement for our Annual Meeting (“Proxy Statement”) accompanying this notice, in lieu of mailing printed copies, where permitted. Providing our Annual Meeting materials via the internet reduces the costs associated with our Annual Meeting and lowers our environmental impact, all without negatively affecting our stockholders’ ability to timely access Annual Meeting materials.

On or about April 23, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”). The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of your proxy materials by mail. The Proxy Statement and our 2024 Annual Report can be accessed directly at the internet address https://proxydocs.com/DSP using the control number located on the Notice, on your proxy card or in the instructions that accompanied your proxy materials.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are voted during the Annual Meeting by signing and returning a proxy card if one is mailed to you or by using our internet or telephonic voting system. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting.

Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other nominee and you wish to vote at the Annual Meeting, you may need to obtain a proxy issued in your name from that nominee. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares during the Annual Meeting.

By Order of the Board of Directors

Tim Vanderhook
Chief Executive Officer and Chairman

VIANT TECHNOLOGY INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement on Schedule 14A (this “Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may include statements concerning, among other things, our business strategy, our governance initiatives, impacts of our compensation program and our intention to timely elect another independent director who will serve on our Audit Committee.

In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should” or “will” or the negative or plural of these words or other similar terms or expressions. All statements other than statements of historical fact are forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance.

These forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from expected results. As a result, you should not put undue reliance on any forward-looking statement. These forward-looking statements are included throughout this Proxy Statement. Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the risk factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 (our “2024 Annual Report”). Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and we caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this Proxy Statement speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. You should read this Proxy Statement with the understanding that our actual future results, performance, and events and circumstances may be materially different from what we expect.

We may use the “Investor Relations” section of our website, our LinkedIn account, the LinkedIn account of our Chief Executive Officer, Tim Vanderhook, the LinkedIn account of our Chief Operating Officer, Chris Vanderhook, our X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook’s X account (@cvanderhook) as a distribution channel for material information about the Company. Financial and other important information regarding the Company is routinely posted on and accessible through the “Investor Relations” section of our website at investors.viantinc.com and the foregoing LinkedIn and X pages. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the “Email Alerts” option under the IR Resources menu of the Investor Relations section of our website at investors.viantinc.com.

Additionally, certain information we may disclose (either here or in other locations, such as our website) is informed by the expectations of various stakeholders and/or third-party frameworks and, as such, may not necessarily be material for purposes of our filings under U.S. federal securities laws, even if we use “material” or similar language in discussing such matters.

VIANT TECHNOLOGY INC.

2722 Michelson Drive, Suite 100

Irvine, California 92612

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 5, 2025 at 9:30 a.m. (Pacific Time)

General Information

Our board of directors is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) of Viant Technology Inc., for the purposes set forth in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. The Annual Meeting will be held virtually via a live webcast on the internet on Thursday, June 5, 2025 at 9:30 a.m. (Pacific Time). The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2024 Annual Report is first being released on or about April 23, 2025 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our Class A common stock or Class B common stock (collectively referred to as our “Common Stock”) as of the close of business on April 11, 2025 (the “Record Date”), you are invited to virtually attend the Annual Meeting at https://proxydocs.com/DSP and vote on the proposals described in this Proxy Statement. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

In this Proxy Statement, we refer to Viant Technology Inc. as “Viant,” “we,” “us” or “our” and the board of directors of Viant as “our board of directors.” Our 2024 Annual Report accompanies this Proxy Statement. You also may obtain a paper copy of our 2024 Annual Report without charge by following the instructions in the Notice. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2026 Annual Meeting of Stockholders. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Questions and Answers

What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting:

•

Proposal One: Election of one Class I director, Max Valdes, to hold office until our Annual Meeting of Stockholders in 2028 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; and

•	Proposal Two: Ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

What are the voting recommendations of our board of directors?

Our board of directors recommends that you vote “FOR” the director nominee named in Proposal One and “FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm as described in Proposal Two.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials, including this Proxy Statement and our 2024 Annual Report, to our stockholders over the internet where permitted. Accordingly, if we have sent you the Notice, you will not receive a printed copy of this Proxy Statement and related materials (the “proxy materials”) in the mail unless you specifically request them. All stockholders have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to release the Notice on or about April 23, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

If you received the Notice, we may send you a proxy card, along with a second Notice, after ten calendar days have passed since our first mailing of the Notice.

Who can vote at the Annual Meeting?

Holders of either class of our Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of April 11, 2025, there were 16,170,192 shares of our Class A common stock outstanding and 46,720,212 shares of our Class B common stock outstanding, representing 25.7% and 74.3% combined voting power of our Common Stock, respectively. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock and Class B common stock is entitled to one vote on each proposal.

Stockholder of Record: Shares Registered in Your Name. If, as of the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting by attending the Annual Meeting online and using the “Vote” link posted on the virtual meeting access portal or you may vote by proxy in advance. To attend the Annual Meeting, you must register at https://proxydocs.com/DSP no later than 9:29 a.m. (Pacific Time) on June 5, 2025. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card if one is mailed to you.

Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank or Other Nominee. If, as of the close of business on the Record Date, your shares were held not in your name, but on your behalf by a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that nominee. Those shares will be reported as being held by the nominee (e.g., your brokerage firm) in the system of record used for identifying stockholders. As a beneficial owner of the shares, you are invited to attend the Annual Meeting, and you have the right to direct your brokerage firm, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting online by registering at https://proxydocs.com/DSP. You must register online no later than 9:29 a.m. (Pacific Time) on June 5, 2025. However, as a beneficial owner, you may not vote your shares at the Annual Meeting by attending the Annual Meeting online unless you request and obtain a legal proxy from your broker or other agent.

Will a list of stockholders of record as of the Record Date be available?

A list of our stockholders of record as of the close of business on the Record Date will be made available to stockholders attending the Annual Meeting by following the registered stockholder list link posted on the virtual meeting access portal and entering the list access number provided via email. In addition, a list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 2722 Michelson Drive, Suite 100, Irvine, California 92612 for ten days before the Annual Meeting.

How do I attend and ask questions during the Annual Meeting?

We will be hosting the Annual Meeting via a live virtual meeting, and you will not be able to attend the Annual Meeting in person. You can attend the Annual Meeting live online by registering at https://proxydocs.com/DSP prior to the start of the meeting using the control number which appears on your Notice, your proxy card, and/or the instructions that accompanied your proxy materials. The meeting will start at 9:30 a.m. (Pacific Time), on Thursday, June 5, 2025. We recommend that you log in a few minutes before 9:30 a.m. (Pacific Time), to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Information contained on, or that can be accessed through, this live webcast is not incorporated by reference into this Proxy Statement, and you should not consider information on the live webcast to be part of this Proxy Statement.

In order to register to attend the Annual Meeting, you must register by 9:29 a.m. (Pacific Time) on June 5, 2025. You will need your control number, which is included in the Notice or on your proxy card if you are a stockholder of record and one has been mailed to you. If you are the beneficial owner of your shares, your control number is included with your voting instruction card and voting instructions received from your brokerage firm, bank or other nominee. Instructions on how to attend and participate are available at https://proxydocs.com/DSP.

We will hold a live question and answer session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting that are pertinent to the Company and the Annual Meeting matters, for up to five minutes after the completion of the Annual Meeting. If you would like to submit a question during the Annual Meeting, type your question into the “Q&A” field, and click “Submit.” To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. We will answer as many questions submitted in accordance with our rules of conduct as practicable in the time allotted. Each stockholder is limited to no more than two questions. Only questions that are relevant to an agenda item to be voted on by stockholders at the Annual Meeting will be answered.

How do I vote?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote (i) online during the Annual Meeting or (ii) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card if one was sent to you or that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend online and vote during the meeting. In such case, your previously submitted proxy will be disregarded. For more information, see the question below titled “Can I change my vote or revoke my proxy after submitting a proxy?”

•

To vote in advance of the Annual Meeting (i) through the internet, go to https://proxydocs.com/DSP to complete an electronic proxy card, or (ii) by telephone, call 1-844-926-2050 . You will be asked to provide the control number from the Notice, proxy card or instructions that accompanied your proxy materials. Votes over the internet or by telephone must be received by 9:29 a.m. (Pacific Time) on June 5, 2025 to be counted.

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To vote in advance of the Annual Meeting using a printed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote online during the Annual Meeting, you must pre-register to attend the Annual Meeting online and follow the instructions posted at https://proxydocs.com/DSP. You will need to enter the control number located on the Notice, on your proxy card or in the instructions that accompanied your proxy materials. The webcast will open 15 minutes before the start of the Annual Meeting.

Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee. If you are a beneficial owner of shares held on your behalf by a brokerage firm, bank or other nominee, you should have received a Notice containing voting instructions from that nominee rather than from us. To vote at the Annual Meeting online, you must obtain a valid proxy from your nominee. Follow the instructions from your brokerage firm, bank or other nominee included with these proxy materials, or contact your nominee to request a proxy form.

A representative of Mediant, our inspector of election, will tabulate and certify the votes.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Beginning 15 minutes prior to the start of, and during, the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted in the Meeting Access FAQs Guide link on the virtual shareholder meeting log-in page.

How many votes do I have?

Holders of either class of our Common Stock will have one vote per share held as of the close of business on the Record Date. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this Proxy Statement for which your vote is being solicited.

What if another matter is properly brought before the Annual Meeting?

Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting and currently knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, using a printed proxy card or online during the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy after submitting a proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

•	Submit another properly completed proxy card with a later date.

•	Grant a subsequent proxy by telephone or through the internet.

•	Send a timely written notice that you are revoking your proxy to our Corporate Secretary at 2722 Michelson Drive, Suite 100, Irvine, California 92612, Attention: Corporate Secretary.

•

Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, change your vote or revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a beneficial owner and your shares are held in “street name” on your behalf by a brokerage firm, bank or other nominee, you should follow the instructions provided by that nominee.

Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote electronically at the Annual Meeting.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote through the internet, by telephone, by completing a proxy card or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with our board of directors’ recommendations:

•	“FOR” the election of the one Class I director nominee; and

•	“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

If I am a beneficial owner of shares held in “street name” and I do not provide my brokerage firm, bank or other nominee with voting instructions, what happens?

If you are a beneficial owner and do not instruct your brokerage firm, bank or other nominee how to vote your shares, your shares will be considered “uninstructed” and the question of whether your nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokerage firms, banks and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, the election of directors is a “non-routine” matter and the ratification of the appointment of our independent registered public accounting firm is a “routine” matter.

Accordingly, your brokerage firm, bank or other nominee may vote your shares on Proposal Two without your instructions. Your brokerage firm, bank or other nominee may not, however, vote your shares on Proposal One without your instructions, which would result in a “broker non-vote”. Please instruct your brokerage firm, bank or other nominee to ensure that your vote will be counted.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank or other nominee by the deadline provided in the materials you receive from your nominee.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the brokerage firm, bank or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

Proposal One. Directors are elected by a plurality of the votes cast. “Plurality” means that the one Class I director nominee who receives the largest number of votes cast “FOR” such nominee will be elected as a director. You may vote “FOR” or “WITHHOLD” on the one Class I director nominee. A “WITHHOLD” vote will have no effect on the outcome of the election. Broker non-votes will also have no effect on the outcome of the election.

Proposal Two. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of at least a majority of the voting power of the shares of our Common Stock present in person or by proxy during the Annual Meeting and entitled to vote on the subject matter to be approved. Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Because this is a “routine” proposal, no broker non-votes are expected to result from this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting are present in person at the Annual Meeting by virtual attendance or represented by proxy. On April 11, 2025, there were 62,890,404 shares of our Common Stock outstanding and entitled to one vote, consisting of 16,170,192 shares of our Class A common stock and 46,720,212 shares of our Class B common stock. Holders of either class of our Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Thus, based on the holders as of April 11, 2025, the holders of approximately 31,445,203 shares of Common Stock would need to be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage, bank or other nominee) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or holders of a majority of the voting power of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We expect that preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

When are stockholder proposals and nominations due for next year’s annual meeting?

Requirements for stockholder proposals to be considered for inclusion in our proxy materials for the 2026 Annual Meeting of Stockholders. To be considered for inclusion in next year’s proxy materials, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing by December 24, 2025, to our Corporate Secretary at 2722 Michelson Drive, Suite 100, Irvine, California 92612, Attention: Corporate Secretary.

Requirements for stockholder proposals or nominations to be brought before the 2026 annual meeting of stockholders. Our amended and restated bylaws provide that, for stockholder proposals and nominations that are not to be included in next year’s proxy materials to be considered at an annual meeting, stockholders must give timely advance written notice thereof to our Corporate Secretary at 2722 Michelson Drive, Suite 100, Irvine, California 92612, Attention: Corporate Secretary. In order to be considered timely under our bylaws and, for director nominations, under Rule 14a-19 under the Exchange Act, notice of a proposal or a director nomination for consideration at the 2026 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials must be received by our Corporate Secretary in writing not later than the close of business on March 7, 2026 nor earlier than the close of business on February 5, 2026. However, if our 2026 Annual Meeting of Stockholders is not held between May 6, 2026 and July 5, 2026, the notice must be received (A) not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting of Stockholders, and (B) not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting of Stockholders or, if later than the 90th day prior to the 2026 Annual Meeting of Stockholders, the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made. Any such notice to our Corporate Secretary must include the information required by our amended and restated bylaws.

In addition, stockholders who intend to solicit proxies in support of director nominees other than Viant’s nominees must also comply with the additional requirements of Rule 14a-19(b).

Who is paying for this proxy solicitation?

We will pay for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth, for the Class I nominee for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, their ages, independence and position or office held with us as of April 23, 2025:

Name	Age	Independent	Title
Class I director nominee(1)
Max Valdes*(2)(3)	70	☒	Director
Class II director(1)
Chris Vanderhook(3)(4)	46		Chief Operating Officer and Director
Class III directors(1)
Tim Vanderhook(4)	44		Chief Executive Officer and Chairman
Vivian Yang(2)(3)(4)	57	☒	Director

*	Lead independent director.
(1)

The Class I director nominee is standing for election at the Annual Meeting and, if elected, will continue in office until the 2028 Annual Meeting of Stockholders. The Class II director will continue in office until the 2026 Annual Meeting of Stockholders, and the Class III directors will continue in office until the 2027 Annual Meeting of Stockholders.

(2)	Member of our Audit Committee.
(3)	Member of our Compensation Committee.
(4)	Member of our Nominating and Corporate Governance Committee.

Set forth below is biographical information for the Class I director nominee and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our board of directors to recommend them for service on our board of directors.

Class I Director Nominee for Election at the Annual Meeting

Max Valdes has served on our board of directors since February 2021 and is chair of the Audit Committee. From August 2010 to March 2013, Mr. Valdes served as Chief Financial Officer and Executive Vice President of First American Financial Corporation (NYSE: FAF). Prior to his retirement, Mr. Valdes held numerous financial positions over his 25 years at First American Financial Corporation, including Controller and Chief Accounting Officer. He currently serves on the board of directors and audit committee of First American Trust Company. Mr. Valdes also serves on the Board of Trustees and Finance Committee of Chapman University. Mr. Valdes is a CPA and earned a B.A. degree in Business Administration at the California State University, Fullerton. We believe Mr. Valdes is qualified to serve on our board of directors because of his significant level of financial and management expertise, which we believe provides valuable insight regarding public company reporting matters, as well as an understanding of the process of an audit committee’s interactions with our board of directors and management.

Class II Director Continuing in Office Until the 2026 Annual Meeting of Stockholders

Chris Vanderhook has served on our board of directors and as our Chief Operating Officer since October 2020. Mr. Vanderhook has served as the chief operating officer and on the board of directors of Viant Technology LLC since he co-founded the Viant Technology business in 1999. Mr. Vanderhook also co-founded XUMO in 2011, one of the largest ad-supported Over-The-Top streaming services, which was acquired by Comcast Corporation (Nasdaq: CMCSA) in February 2020. Mr. Vanderhook received a B.S. degree in Business Administration at the Marshall School of Business from the University of Southern California. We believe Mr. Vanderhook is qualified to serve on our board of directors because of his extensive experience in the digital advertising industry, and his experience as our Chief Operating Officer for over 20 years, which we believe contributes valuable management expertise to our board of directors’ collective knowledge.

Class III Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Tim Vanderhook has served on our board of directors and as our Chief Executive Officer since October 2020 and has served as Chairman since February 2021. Mr. Vanderhook has served as the chief executive officer and on the board of directors of Viant Technology LLC since he co-founded the Viant Technology business in 1999. Mr. Vanderhook has raised private equity capital, executed numerous acquisitions and co-founded XUMO, one of the largest ad-supported Over-The-Top streaming services, which was acquired by the Comcast Corporation (Nasdaq: CMCSA) in 2020. Mr. Vanderhook currently serves on the Board of Trustees of Chapman University. We believe Mr. Vanderhook is qualified to serve on our board of directors because of his digital advertising expertise and innovation, and his experience as Viant Technology LLC’s chief executive officer for over 20 years, which we believe contributes valuable management and technological expertise to our board of directors’ collective knowledge.

Vivian W. Yang has served on our board of directors since December 2021 and is chair of the Nominating and Corporate Governance Committee and Compensation Committee. From August 2016 until July 2020, Ms. Yang served as the chief legal officer of The Trade Desk, Inc. (Nasdaq: TTD), a provider of a global technology platform for buyers of advertising, and from April 2014 to August 2016 she served as chief administrative officer and general counsel of RealD Inc. (formerly NYSE: RLD), a company that develops and licenses 3D and other visual technologies globally. From March 2009 to March 2014, Ms. Yang served as senior vice president & general counsel for CityGrid Media, LLC, a digital advertising network owned by IAC/InterActiveCorp, and from April 2001 to February 2007 as senior vice president, business affairs, finance and administration of the Global Media Group at Time Warner Inc. She has held senior positions with eCompanies, LLC and Sony Pictures Entertainment Inc. Ms. Yang started her legal career at Latham & Watkins LLP after receiving her J.D. from Georgetown University Law Center. She earned a B.S. in Accounting from The Pennsylvania State University and was a certified public accountant with KPMG prior to starting her legal career. We believe Ms. Yang is qualified to serve on our board of directors because of her extensive experience in the media and technology industry, which we believe contributes valuable management and technological expertise to our board of directors’ collective knowledge.

Family Relationships

Tim Vanderhook and Chris Vanderhook are brothers. No other family relationship exists by or among our directors (or our director nominees) and our executive officers.

Director Independence

Our Class A common stock is listed on the Nasdaq Global Select Market and under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), subject to specified exceptions, independent directors must comprise a majority of a listed company’s board of directors, and each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, among other things, the listed company’s board of directors affirmatively determines that the director does not have a relationship which, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

However, we are a “controlled company” (as defined by Nasdaq Listing Rule 5615(c)(1)) because Tim Vanderhook, Chris Vanderhook and Capital V LLC (the “Vanderhook Parties”), through their ownership of our Class B common stock, hold more than 50% of the voting power for the election of directors. As a result, we are exempt from certain Nasdaq corporate governance standards, including:

•	the requirement that a majority of the members of the board of directors be independent directors;

•	the requirement that we have a compensation committee that is composed entirely of independent directors; and

•	the requirement that the nominating and corporate governance committee be composed entirely of independent directors.

We use some of these exemptions. The “controlled company” exemption does not modify audit committee independence requirements of Rule 10A-3 under the Exchange Act and Nasdaq listing rules. In the event that we cease to be a controlled company, we will be required to comply with these provisions within the transition periods specified in the applicable rules.

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has affirmatively determined that each of Max Valdes and Vivian Yang is an “independent director” (as defined in Nasdaq Listing Rule 5605(a)(2)). In making these affirmative determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Transactions with Related Persons.” During the period of time that former director Elizabeth Williams served on our board of directors, the board of directors determined she was independent under the Nasdaq Rules.

Board Leadership

Our Nominating and Corporate Governance Committee periodically considers our board of directors’ leadership structure and makes such recommendations to our board of directors as our Nominating and Corporate Governance Committee deems appropriate. When the positions of Chairman and Chief Executive Officer are held by the same person, the independent members of our board of directors may designate a “lead independent director.” Our board of directors believes that it should maintain flexibility to select the Chairman and adjust our board leadership structure from time to time.

Currently, our board of directors believes that it is in the best interests of our company and our stockholders for our Chief Executive Officer, Mr. Tim Vanderhook, to serve as both Chief Executive Officer and Chairman given his knowledge of our company and industry and his strategic vision, which we believe provides us with optimally effective leadership. Mr. Vanderhook co-founded and has led our company since its inception. Our board of directors believes that Mr. Vanderhook’s strategic vision for our business, his in-depth knowledge of our platform and operations, his understanding of the advertising technology industry, and his experience serving as our Chief Executive Officer since our inception make him well qualified to serve as both Chairman and Chief Executive Officer.

Because Mr. Vanderhook has served and continues to serve in both these roles, our board of directors appointed Max Valdes in February 2021 to serve as our board of directors’ lead independent director. As lead independent director, Mr. Valdes provides leadership to our board of directors if circumstances arise in which the role of Chief Executive Officer and Chairman may be, or may be perceived to be, in conflict, and performs such additional duties as our board of directors may otherwise determine and delegate, including (i) presiding at board meetings at which the Chairman is not present, including executive sessions of the independent directors; (ii) approving information sent to the board of directors; (iii) approving the agenda and schedule for board meetings to provide that there is sufficient time for discussion of all agenda items; (iv) serving as liaison between the Chairman and the independent directors; and (v) being available for consultation and communication with major stockholders upon request. Our board of directors believes that its independence and oversight of management and risk is maintained effectively through this leadership structure, the composition of our board of directors, and sound corporate governance policies and practices.

Role of the Board of Directors in Risk Oversight

Our board of directors believes that risk management is an important part of establishing, updating and executing on Viant’s business strategy. Our board of directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations and financial condition and performance. Our board of directors focuses its oversight on the most significant risks facing our company and oversees our risk management processes to identify, prioritize, assess, manage and mitigate those risks, which in turn supports the achievement of organizational objectives, improves long-term organizational performance and enhances stockholder value while mitigating and managing identified risks. A fundamental part of our approach to risk management is not only understanding the most significant risks we face as a company and the necessary steps to manage those risks, but also deciding what level of risk is appropriate for our company. Our board of directors plays an integral role in guiding management’s risk tolerance and determining an appropriate level of risk.

While our full board of directors has overall responsibility for evaluating key business risks, its committees monitor and report to our board of directors on certain risks.

Our Audit Committee reviews and discusses Viant’s practices with respect to risk assessment and risk management, and risks related to matters including Viant’s financial statements and financial reporting processes, compliance and, together with our board of directors, information technology and cybersecurity, and the steps our management has taken to identify and control these exposures, including by reviewing and establishing policies and procedures that govern certain processes by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements and evaluates the effectiveness of our independent registered public accounting firm and internal audit function.

Our Compensation Committee oversees the assessment of the risks related to our compensation policies and programs applicable to officers and employees, and reports to our board of directors on the results of this assessment.

Our Nominating and Corporate Governance Committee oversees risks associated with director independence and the composition and organization of our board of directors (including with respect to our board of directors’ leadership structure), monitors the effectiveness of our corporate governance guidelines, and provides general oversight of our other corporate governance policies and practices, including succession planning.

In connection with its reviews of the operations of our business, our full board of directors addresses holistically the primary risks associated with our business, as well as the key risk areas monitored by its committees, including cybersecurity risks. Our board of directors appreciates the evolving nature of our business and industry and is actively involved in monitoring new threats and risks as they emerge. In particular, our board of directors is focused on oversight of processes relating to the prevention, timely detection and mitigation of the effects of cybersecurity threats or incidents.

While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on Viant. At periodic meetings of our board of directors and its committees, members of Viant’s senior management regularly report to and seek guidance from our board of directors and its committees with respect to areas of material risk to Viant, including strategic, operational, financial, legal and regulatory risks. In addition, among other matters, management provides our Audit Committee periodic reports on the adequacy and effectiveness of our disclosure controls and procedures and internal control over financial reporting.

Board Meetings and Committees

Our board of directors is responsible for the oversight of management and the strategy of our company and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring our board of directors’ approval. Our board of directors met six times during our last fiscal year. Our board of directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Audit Committee met four times during our last fiscal year. Our Compensation Committee met four times during our last fiscal year. Our Nominating and Corporate Governance Committee met four times during our last fiscal year. During our last fiscal year, each director attended at least 75% of the aggregate of (i) the total number of board meetings held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. We encourage our directors and nominees for director to attend our Annual Meeting of Stockholders and each of our directors attended our 2024 Annual Meeting of Stockholders.

As required under applicable Nasdaq listing rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Valdes, our lead independent director, presides over these executive sessions.

The composition and responsibilities of each of the standing committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee consists of Vivian Yang and Max Valdes, who serves as the committee’s chair. Our board of directors has determined that each of our Audit Committee members satisfies the independence requirements under the Nasdaq listing rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements, and our board of directors has determined that Mr. Valdes is an “audit committee financial expert” within the meaning of SEC regulations. No member of our Audit Committee has participated in the preparation of the financial statements of Viant or any current Viant subsidiary at any time during the past three years. In arriving at these determinations, our board of directors has examined each Audit Committee member’s scope of experience, the time commitment associated with service on other audit committees and other relevant factors.

Elizabeth Williams previously served on the Audit Committee prior to her resignation on June 5, 2024, and our board of directors previously determined that she qualified as independent for purposes of serving on an audit committee under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Following Ms. Williams’s departure, a vacancy was created on the Audit Committee, resulting in there being two members of the Audit Committee. The Company is relying on the cure period provided to us by Nasdaq Rule 5605(c)(4)(B) in order to regain compliance with the Audit Committee composition requirement under Nasdaq Rule 5605(c)(2)(A), which cure period will expire on June 5, 2025. The Company intends to appoint an additional independent director to its board of directors and the Audit Committee prior to the end of the cure period.

The principal duties and responsibilities of our Audit Committee as provided in its written charter include, among other things:

•	overseeing the appointment, compensation, retention and oversight of our independent registered public accounting firm;

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes its internal quality-control procedures, any material issues with such procedures and any steps taken to deal with such issues, and all relationships between the independent registered public accounting firm and Viant consistent with the applicable requirements of the Public Company Accounting Oversight Board;

•

approving in advance the engagement of the independent registered public accounting firm and all audit and all permissible non-audit services to be provided by such firm, and establishing policies and procedures for pre-approval of such services;

•	reviewing at least annually the independence and performance of the independent registered public accounting firm;

•

reviewing and discussing Viant’s annual audited and quarterly unaudited financial statements with management and the independent registered public accounting firm, and the independent registered public accounting firm’s reports related to the financial statements;

•

review and discuss the adequacy and effectiveness of Viant’s disclosure controls and procedures and internal control over financial reporting, including related reports from management and the independent registered public accounting firm and any fraud involving Viant’s management or employees who have a significant role in Viant’s internal controls;

•

reviewing and discussing at least annually the performance and effectiveness of our internal audit function and significant findings by internal audit, as well as approving the appointment or dismissal and compensation of any principal internal auditor;

•

reviewing and discussing Viant’s practices with respect to risk assessment and risk management, and risks related to financial, legal, accounting, compliance, investment and tax matters, including Viant’s financial statements and financial reporting processes, and compliance with applicable law (including U.S. federal securities laws and other legal and regulatory requirements), and information technology and cybersecurity;

•

overseeing our compliance program with respect to ethical, legal and regulatory requirements, and discuss with management any reports regarding compliance with applicable laws, regulations and internal compliance programs, including Viant’s Code of Business Conduct and Ethics (and any waivers of compliance therefrom) and insider trading policy, as well as review and oversight of related person transactions (in accordance with applicable Nasdaq rules) or other transactions that may involve a conflict of interest of members of the board of directors or the taking of a corporate opportunity, and Viant’s policies and procedures for monitoring compliance; and

•

establishing and reviewing policies and procedures for the receipt, retention and treatment of reports of potential misconduct; reviewing and approving related party transactions; and hiring employees and former employees of the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable Nasdaq listing rules, and we believe that the functioning of our Audit Committee complies with applicable SEC and Nasdaq requirements.

Compensation Committee

Our Compensation Committee consists of Max Valdes, Chris Vanderhook and Vivian Yang, who serves as the committee’s chair. Our board of directors has determined that, other than Mr. Chris Vanderhook, each of our Compensation Committee members is independent under Nasdaq listing rules. Because we are a “controlled company” (as defined by Nasdaq Listing Rule 5615(c)(1)), we are exempt from Nasdaq’s corporate governance requirement that we have a compensation committee that is composed entirely of independent directors. If such rules change in the future or we no longer meet the definition of a controlled company under the current rules, we will adjust the composition of the Compensation Committee accordingly in order to comply with such rules.

The principal duties and responsibilities of our Compensation Committee as provided in its written charter include, among other things:

•	overseeing Viant’s overall compensation philosophy, policies and programs, and assessing whether Viant’s compensation philosophy establishes appropriate incentives for management and employees;

•

reviewing and approving corporate goals and objectives relevant to the compensation of Viant’s Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, approving (or if it deems appropriate, recommending to the board of directors for review and approval) the grant of equity awards to the Chief Executive Officer, and recommending to the board of directors the Chief Executive Officer’s compensation based on this evaluation; provided, that if at any time the Compensation Committee does not consist solely of two or more “Non-Employee Directors” as defined in Rule 16b-3 under the Exchange Act, the Compensation Committee shall recommend the grant of equity awards to the Chief Executive Officer and the Chief Executive Officer’s compensation to the board of directors for approval thereby;

•

overseeing the evaluation of executive officers other than the Chief Executive Officer, and recommending to the board of directors terms and grants of equity awards and the compensation of the executive officers other than the Chief Executive Officer based upon the recommendation of the Chief Executive Officer;

•	recommending to the board of directors to the adoption, amendment and termination of Viant’s incentive compensation and equity-based compensation plans;

•

administering Viant’s incentive compensation and equity-based compensation plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards (other than grants and awards to the Chief Executive Officer and other executive officers);

•	reviewing and approving the design of other benefit plans pertaining to executive officers;

•

reviewing and recommending to the board of directors employment and severance arrangements for executive officers, including employment agreements and change-in-control provisions, plans or agreements;

•

to the extent applicable, reviewing and discussing with management any Compensation Discussion and Analysis and related disclosures (including the Compensation Committee Report) required in Viant’s annual report and proxy statement and recommending to the board of directors that such disclosure be included in such filings;

•

reviewing annually the form and amount of compensation of directors for service on the board of directors and its committees and recommending changes in compensation to the board of directors as appropriate;

•

overseeing the assessment of the risks related to Viant’s compensation policies and programs applicable to officers and employees, and report to the board of directors on the results of this assessment; and

•	assessing, at least annually, any required disclosure of conflicts of interest arising from the work of compensation consultants.

Processes and Procedures for Compensation Decisions

Our Compensation Committee is primarily responsible for periodically reviewing and approving the Company’s overall compensation philosophy, policies and programs, and assessing whether the Company’s compensation philosophy establishes appropriate incentives for management and employees. The purpose of the Compensation Committee is to assist the board of directors in discharging its responsibilities relating to the compensation of the Company’s executive officers and directors. This includes reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers in light of those goals and objectives, and setting compensation for these officers based on those evaluations. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our equity incentive plans other than to our executive officers. Because our Compensation Committee does not currently entirely consist of independent, non-employee (as defined in Rule 16b-3 under the Exchange Act) directors, our Compensation Committee will submit recommendations regarding the equity grants to and compensation of our executive officers to the independent members of the board of directors.

Our Compensation Committee may delegate authority to review and approve the equity compensation of our employees to certain of our executive officers. For example, our Compensation Committee has delegated to our Chief Financial Officer the authority to make awards under our equity incentive plans to certain employees. Even where our Compensation Committee does not delegate authority, our executive officers will typically discuss with our Compensation Committee the compensation to be paid to our employees and the size of equity grants under our employee plans.

Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, outside counsel and other advisers as it determines appropriate to assist it in the full performance of its functions. For 2024, our Compensation Committee retained Alpine Rewards (“Alpine”), as its independent compensation consultant to provide advice and services such as the following:

•	analysis and recommendations that inform our Compensation Committee’s decisions with respect to director and executive officer compensation;

•	market pay data and competitive-position benchmarking;

•	analysis and input on peer group development;

•	analysis and input on performance measures and goals; and

•	analysis and input on compensation program structure.

After taking into consideration the six factors prescribed by the SEC and Nasdaq Listing Rule 5605(d)(3) that bear upon the independence of a compensation consultant, our Compensation Committee concluded that no conflict of interest exists that would prevent Alpine from independently advising our Compensation Committee. Alpine did not perform any other services for Viant in 2024.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2024, Max Valdes, Chris Vanderhook, and Vivian Yang served on our Compensation Committee. None of the foregoing members of the Compensation Committee are currently, or have been at any time, one of our officers or employees, except Chris Vanderhook, who has served as our Chief Operating Officer since October 2020. None of our executive officers currently serve, or have served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation (or similar) committee. Chris Vanderhook is the brother of Tim Vanderhook, our Chief Executive Officer and Chairman, and Russ Vanderhook, our Senior Vice President and Co-Founder, as discussed below, together with certain other related person transactions involving Chris Vanderhook, in “Transactions with Related Persons.”

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Tim Vanderhook, Chris Vanderhook and Vivian Yang, who serves as the committee’s chair. Our board of directors has determined that only Ms. Yang is independent under the Nasdaq listing rules. Because we are a “controlled company” (as defined by Nasdaq Listing Rule 5615(c)(1)), we are exempt from Nasdaq’s corporate governance requirement that we have a nominating and corporate governance committee that is composed entirely of independent directors. If such rules change in the future or we no longer meet the definition of a controlled company under the current rules, we will adjust the composition of the Nominating and Corporate Governance Committee accordingly in order to comply with such rules.

The principal duties and responsibilities of our Nominating and Corporate Governance Committee as provided in its written charter include, among other things:

•	periodically reviewing, and recommending to the board of directors for approval, the skills, experience, characteristics and other criteria for identifying and evaluating directors;

•

annually evaluating the composition, organization and governance of our board of directors and its committees to assess whether the criteria established by the board of directors are currently represented on the board of directors and its committees, and assessing the criteria that may be needed in the future;

•	identifying, reviewing and evaluating candidates to serve on the board of directors, including incumbent directors who are recommended for nomination for reelection by the board of directors;

•	assessing the qualifications, contributions and independence of incumbent directors in determining whether to recommend them for reelection to the board of directors;

•	discussing succession planning for the board of directors and key leadership roles on the board of directors and its committees;

•

establishing procedures for the consideration of candidates for the board of directors recommended for the Nominating and Corporate Governance Committee’s consideration by Viant’s stockholders and recommending to the board of directors appropriate action on any such recommendation;

•	recommending to the board of directors Viant’s candidates for election or reelection to the board of directors at each annual stockholders’ meeting;

•	recommending to the board of directors candidates to be elected by the board of directors as necessary to fill vacancies and newly created directorships;

•

developing and recommending to the board of directors a set of corporate governance guidelines, and annually reviewing these guidelines and recommending changes to the board of directors as appropriate;

•	annually reviewing our board of directors’ leadership structure and recommending changes to the board of directors (or to the independent directors, in the case of a lead independent director);

•	making recommendations to the board of directors concerning the size, structure, composition and functioning of the board of directors and its committees;

•	recommending committee members and chairpersons to the board of directors for appointment and considering periodically rotating directors among the committees;

•

overseeing succession planning for the Chief Executive Officer and other senior executive officers, and reviewing succession planning and management development at least annually with the board of directors;

•	overseeing the evaluation of the board of directors and its committees;

•

reviewing any proposals properly submitted by stockholders for action at an annual meeting of stockholders and making recommendations to the board of directors regarding action to be taken in response to each such proposal; and

•

reviewing periodically Viant’s practices and initiatives with respect to environmental, social, and governance (“ESG”) matters expected to have a significant impact on Viant’s performance, business activities or reputation.

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our policies, our amended and restated certificate of incorporation and amended and restated bylaws, our corporate governance guidelines and the requirements of applicable law. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers and employees, as well as candidates that are recommended by stockholders.

A stockholder that wishes to recommend a candidate for election to the board of directors may send a letter directed to our Corporate Secretary at 2722 Michelson Drive, Suite 100 Irvine, California 92612. The letter must include, among other things, the candidate’s name, business and residence address, biographical data, and the number of Viant shares held. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by others.

Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Director Qualifications

In addition to the qualifications, qualities, and skills that are necessary to meet U.S. state and federal legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation, amended and restated bylaws, corporate governance guidelines, and charters of our board of directors’ committees, our board of directors will consider the following factors in considering director candidates: (i) relevant expertise to offer advice and guidance to management; (ii) sufficient time to devote to Viant’s affairs; (iii) excellence in his or her field; (iv) the ability to exercise sound business judgment; (v) diversity of background and experience; and (vi) commitment to rigorously represent the long-term interests of Viant’s stockholders.

When considering nominees, our board of directors and Nominating and Corporate Governance Committee may take into consideration many other factors including, among other things, our board of directors’ current composition, Viant’s current operating requirements, the candidates’ character, integrity, judgment, independence, areas of expertise, corporate experience, length of service and potential conflicts of interest, the candidates’ other commitments, and the long-term interests of our stockholders. Our board of directors and Nominating and Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of the factors.

Stockholder Communications with the Board of Directors

We do not currently have a formal process for security holders to send communications to our board of directors, which we believe is appropriate because, as a general matter, senior management serves as Viant’s primary spokesperson and is responsible for communicating with various constituencies, including stockholders, on Viant’s behalf. However, we welcome comments and questions from our stockholders.

Stockholders who wish to communicate with our board of directors or with an individual director may do so by mail to our board of directors or the individual director, care of our Corporate Secretary at 2722 Michelson Drive, Suite 100, Irvine, California 92612. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an inappropriate or irrelevant topic, or requests general information regarding Viant. In accordance with our corporate governance guidelines, directors may participate in discussions with stockholders and other constituencies on issues where board-level involvement is appropriate, and our board of directors, with assistance from our Compensation Committee and Nominating and Corporate Governance Committee, will continue to oversee Viant’s stockholder engagement efforts, including stockholder communications directed at members of our board of directors.

Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to support our board of directors in overseeing and evaluating Viant’s business operations and making decisions that are independent of our management. The corporate governance guidelines set forth the practices our board of directors follows with respect to our board of directors’ core responsibilities, board size, composition and membership criteria, our board of directors’ leadership structure, director elections, board of directors meetings (including executive sessions) and involvement of senior management, the structure and functioning of committees, director compensation, chief executive officer performance evaluations, succession planning, director education and board and committee self-evaluations.
The corporate governance guidelines, as well as the charters for each committee of our board of directors, are posted on our website at investors.viantinc.com. The information contained on our website is not incorporated by reference into this Proxy Statement.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics (our “
Code of Conduct
”) that applies to all officers, directors and employees, including our principal executive officer, principal financial and accounting officer, or persons performing similar functions. The Code of Conduct is available on our website at www.viantinc.com. We intend to satisfy the disclosure requirement under Item 5.05 of
Form 8-K
regarding amendments to, or a waiver from, a provision of our Code of Conduct, as well as Nasdaq’s requirement to disclose waivers with respect to directors and executive officers, by posting such information on our website at the address specified above.
Insider Trading Policy
Our board of directors has adopted an Insider Trading Policy that governs the purchase, sale and/or other disposition of the Company’s securities by our directors, officers, employees and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as any listing standards applicable to the Company. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025.
Anti-Hedging Policy
Our Insider Trading Policy prohibits short-term trading, short sales, transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Viant securities, and hedging transactions with respect to our securities, including through the use of financial instruments (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) or by otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Viant’s securities.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information regarding compensation earned by or paid to our directors for the fiscal year ended December 31, 2024, other than Tim Vanderhook, our Chief Executive Officer and Chairman, and Chris Vanderhook, our Chief Operating Officer, who are also members of our board of directors but did not receive any additional compensation for service as a director.

The compensation of Tim Vanderhook and Chris Vanderhook as named executive officers is set forth below under “Executive Compensation-Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Max Valdes	77,500	170,000	247,500
Elizabeth Williams(3)	30,000	—	30,000
Vivian W. Yang	85,000	170,000	255,000

(1)

The amounts reported in this column consists the annual cash retainers paid to each non-employee director set forth below under “—Non-Employee Director Compensation Policy”, taking into account the amendments to the annual cash retainers payable under our Non-Employee Director Compensation Policy which were approved by our board of directors effective March 20, 2024.

(2)

The amount reported in this column represents the aggregate grant date fair value of restricted stock unit (“RSU”) awards granted to our non-employee directors during the fiscal year ended December 31, 2023 under the Viant Technology Inc. 2021 Long-Term Incentive Plan (our “2021 Plan”), computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification, Topic 718 (“ASC Topic 718”). The assumptions used in calculating the grant date fair value of these equity awards reported in this column are set forth in Note 9 to our audited consolidated financial statements included in our 2024 Annual Report. This amount does not reflect the actual economic value that may be realized by the director. The number of RSUs outstanding for each non-employee director as of December 31, 2024 consisted of: Max Valdes (18,359) and Vivian Yang (18,359).

(3)	Ms. Williams ceased serving as a member of our board of directors on June 5, 2024.

Non-Employee Director Compensation Policy

We only pay our non-employee directors for their services as directors. Directors who are also officers or employees of Viant are not eligible to receive any of the compensation described below. The compensation paid to our non-employee directors during 2024 was determined using benchmark data from our peer companies provided by our Compensation Committee’s independent compensation consultant, Alpine Rewards, LLC.

We maintain a Non-Employee Director Compensation Policy (originally effective as of May 17, 2022), which provides for compensation terms for service on our board of directors and the committees thereof by our non-employee directors. Effective as of March 20, 2024, on the recommendation of its compensation consultant, Alpine, and in order to align the compensation with the Company’s peers, our board of directors amended and restated the Non-Employee Director Compensation Policy, which provides for the following compensation terms:

•	an annual cash retainer of $50,000;

•	an additional annual cash retainer of $20,000, $15,000 and $10,000 for service as chair of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively;

•

an additional annual cash retainer of $10,000, $7,500 and $5,000 for service as a member (other than as chair) of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively;

•

an initial grant of RSUs having a grant date fair value of $340,000 on the date of each such non-employee director’s appointment to our board of directors, vesting over a three-year period, with one-third (1/3) of the grant vesting on each of the first, second and third anniversaries of the date of appointment, subject to the non-employee director’s continuous service through such vesting date;

•

an additional initial grant of RSUs for any non-employee director who was initially appointed to our board of directors on any date other than the date of an annual meeting of Viant’s stockholders on the date of such non-employee director’s appointment, which shall have a grant date fair value of $170,000 prorated for the number of days remaining between the non-employee director’s appointment date and the date of the next annual meeting of Viant’s stockholders (or if such meeting has not yet been scheduled, the date of the first anniversary of the last annual meeting of Viant’s stockholders), and vesting in full on the date of the next annual meeting of Viant’s stockholders. subject to the non-employee director’s continuous service through such vesting date; and

•

an annual grant of RSUs having a grant date fair value of $170,000 on the date of Viant’s annual meeting of stockholders, vesting in full on the earlier of (i) the date of the following year’s annual meeting or (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service through such vesting date.

Each such equity award will accelerate and vest in full upon a change in control of the Company (as defined in our 2021 Plan). We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket costs and expenses incurred in attending board meetings.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our board of directors currently consists of four members and is divided into three classes. In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, the number of directors on our board of directors will be determined from time to time by our board of directors but shall not be less than three persons nor more than eleven persons. Each class consists, as nearly equal in number as possible, of one-third of the total number of directors, and each class has a staggered three-year term. At each Annual Meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third Annual Meeting following the election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Our directors are divided into the three classes as follows:

•	the Class I director is Max Valdes, whose term will expire at the upcoming Annual Meeting; and

•	the Class II director is Chris Vanderhook, whose term will expire at the Annual Meeting of Stockholders to be held in 2026; and

•	the Class III directors are Tim Vanderhook and Vivian Yang, whose terms will expire at the Annual Meeting of Stockholders to be held in 2027.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly equal in number as possible, each class will consist of one-third of the directors. Vacancies and newly created directorships on the board of directors may be filled at any time by a majority of the remaining directors then in office or a majority of our stockholders, provided that, after the Vanderhook Parties cease to beneficially own a majority of the combined voting power of our common stock (the “Triggering Event”), board vacancies, whether resulting from an increase in the number of directors or the death, removal or resignation of a director, may be filled only by our board of directors and not by stockholders. A director elected by the board of directors (or, prior to the Triggering Event, our stockholders) to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of Viant.

Mr. Valdes is currently a member of our board of directors, and, at the recommendation of our Nominating and Corporate Governance Committee, has been nominated for reelection to serve as a Class I director. Mr. Valdes has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that Mr. Valdes will be unable to serve. If elected at the Annual Meeting, Mr. Valdes would serve until the Annual Meeting of Stockholders to be held in 2028 and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Directors are elected by a plurality of the votes cast on the election of directors. Accordingly, the nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If Mr. Valdes becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for Mr. Valdes may instead be voted for the election of a substitute nominee proposed by our board of directors, or our board of directors may choose to reduce its size.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEE NAMED ABOVE.

PROPOSAL TWO:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and our board of directors has directed that the selection of Deloitte as our independent registered public accounting firm be submitted to our stockholders for ratification at the Annual Meeting. Deloitte has served as our independent registered public accounting firm since 2020. Representatives of Deloitte are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, our Audit Committee is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, our Audit Committee will review its future selection of Deloitte as our independent registered public accounting firm. Even if the selection is ratified, our Audit Committee may, in its sole discretion, direct the appointment of different independent auditors at any time during the fiscal year if they determine that such a change would be in the best interests of Viant and its stockholders.

The affirmative “FOR” vote of a majority of the voting power of the shares of our common stock present in person or by proxy during the Annual Meeting and entitled to vote thereon will be required to ratify the selection of Deloitte as our independent registered public accounting firm. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal. We do not anticipate any broker non-votes in connection with this proposal.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us by Deloitte for the periods set forth below:

	Fiscal Year Ended December 31,
	2024	2023
	(in thousands)
Audit Fees(1)	$1,209	$975
Audit Related Fees	—	—
Tax Fees(2)	$891	$426
All Other Fees	—	—

Total Fees	$2,100	$1,401

(1)

Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our quarterly condensed consolidated financial statements and Registration Statement on Form S-3, and statutory and regulatory filings or engagements.

(2)	Tax fees consist of the fees for professional services rendered in connection with tax compliance and tax advisory services.

Pre-Approval Policies and Procedures

Our Audit Committee approves all audit and non-audit related services that our independent registered public accounting firm provides to us in accordance with our Audit and Non-Audit Services Pre-Approval Policy. Pre-approval may be given as part of our Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service.

All of the services relating to the fees described in the table above were pre-approved by our Audit Committee in accordance with our Audit Committee’s pre-approval policies and procedures.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with our management. The Audit Committee has also reviewed and discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. Based on the foregoing, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and filed with the SEC.

Members of the Audit Committee

Max Valdes, Chair

Vivian W. Yang

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Viant under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS

The following table sets forth information for our executive officers as of April 23, 2025:

Name	Age	Title
Tim Vanderhook	44	Chief Executive Officer and Chairman
Chris Vanderhook	46	Chief Operating Officer and Director
Larry Madden	60	Chief Financial Officer

Biographical information for Tim Vanderhook and Chris Vanderhook is included above with the director biographies in the section titled “Information Regarding the Board of Directors and Corporate Governance.”

Larry Madden has served as our Chief Financial Officer since October 2020 and has served as the chief financial officer of Viant Technology LLC since September 2012. Before joining Viant Technology LLC, Mr. Madden served as chief financial officer of a number of media and technology companies starting in 1995. Mr. Madden has extensive public company experience, including as chief financial officer of two Nasdaq-listed companies and as a board member of a third Nasdaq-listed company. He has served on the board of directors of Outdoorsy, Inc., an online recreational vehicle rental and outdoor travel marketplace, since August 2021. Mr. Madden started his career at Ernst & Young where he spent nearly eight years. Mr. Madden is a CPA (inactive) and earned an MBA in finance and strategic management from New York University.

EXECUTIVE COMPENSATION

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the Jumpstart Our Business Startups Act of 2012.

Our compensation programs are designed to:

•	attract, incentivize, and retain employees at the executive level who contribute to our long-term success;

•	provide compensation packages to our executives that are fair and competitive, and that reward the achievement of our business objectives; and

•	effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the creation of long-term value for our stockholders.

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers, for the fiscal year ended December 31, 2023 were:

•	Tim Vanderhook, our Chief Executive Officer and Chairman;

•	Chris Vanderhook, our Chief Operating Officer and Director; and

•	Larry Madden, our Chief Financial Officer.

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by or paid to our named executive officers for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)
Tim Vanderhook Chief Executive Officer and Chairman	2024	700,000	—	1,932,177	643,146	894,345	4,169,668
	2023	700,000	—	800,000	1,220,000	849,690	3,569,690
Chris Vanderhook Chief Operating Officer and Director	2024	700,000	—	1,932,177	643,146	894,345	4,169,668
	2023	700,000	—	800,000	1,220,000	849,690	3,569,690
Larry Madden Chief Financial Officer	2024	645,840	—	1,207,611	401,967	255,527	2,510,945
	2023	645,840	—	500,000	500,000	242,769	1,888,609

(1)

The amount reported in this column represents the aggregate grant date fair value of RSU awards granted to our named executive officers during the fiscal year ended December 31, 2024 and 2023 under our 2021 Plan, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the 2024 equity awards reported in this column are set forth in Note 9 to our audited consolidated financial statements included in our 2024 Annual Report. This amount does not reflect the actual economic value that may be realized by our named executive officers.

(2)

The amount reported in this column represents the aggregate grant date fair value of option awards granted to our named executive officers during the fiscal year ended December 31, 2024 and 2023 under our 2021 Plan, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the 2024 equity awards reported in this column are set forth in Note 9 to our audited consolidated financial statements included in our 2024 Annual Report. This amount does not reflect the actual economic value that may be realized by our named executive officers.

(3)

The amount reported in this column reflects the amount earned by each executive under the Annual Incentive Plan for 2024. See the narrative below under “—Annual Bonuses and Non-Equity Incentive Plan Compensation” for additional detail.

Narrative Disclosure to Summary Compensation Table

Base Salaries

Base salaries established for our named executive officers are paid to attract and retain talent and are set at a level that is commensurate with each executive’s duties and authority, contributions, prior experience and sustained performance. In 2024, our named executive officers were entitled to the following annual base salaries, which remained at the same level as in 2023:

Name	2024 Base Salary
Tim Vanderhook	$700,000
Chris Vanderhook	$700,000
Larry Madden	$645,840

Annual Bonuses and Non-Equity Incentive Plan Compensation

We believe it is important to motivate our key leaders to achieve our short-term performance goals by linking a portion of their annual cash compensation to the achievement of certain performance targets. In February 2024, we adopted the Annual Incentive Plan as a cash-based incentive initiative targeted toward our executive officers and certain employees. Each participant is eligible to receive cash bonuses based on the achievement of certain performance criteria over specified performance periods, in each case as determined by our Compensation Committee in its sole discretion. Each participant’s target award may be a percentage of his or her annual base salary as of the beginning or end of a performance period or a fixed dollar amount. For 2024, Messrs. T. Vanderhook and C. Vanderhook had a target opportunity equal to 100% of his base salary and Mr. Madden had a target opportunity equal to 31% of his base salary, and were eligible to earn payouts under the Annual Incentive Plan ranging from 0% to 150% of their target opportunity based on performance achievement. In addition, to be eligible to earn a bonus under the Annual Incentive Plan, a participant must be employed by us on the last day of the performance period, unless otherwise determined by our Compensation Committee.

For 2024, the performance targets were based on contribution excluding traffic acquisition costs (70% weighted) and adjusted EBITDA (30% weighted). With respect to 2024, we determined that the actual achievement of the performance targets under the Annual Incentive Plan was 127.8%, resulting in payouts for each named executive officer as follows: $894,345 for Mr. T. Vanderhook, $894,345 for Mr. C. Vanderhook, and $255,527 for Mr. Madden. The actual cash bonuses awarded to each named executive officer under the Annual Incentive Plan for 2024 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

Equity-Based Incentive Awards

On March 15, 2024, we granted awards of 194,384 RSUs to each of Tim Vanderhook and Chris Vanderhook, and 121,490 RSUs to Larry Madden, in each case vesting in ratable quarterly installments over the three-year period beginning March 10, 2024, subject to each officer’s continued service to Viant on each applicable vesting date.

On March 15, 2024, we granted awards of 96,363 nonqualified stock options to each of Tim Vanderhook and Chris Vanderhook, and 60,227 nonqualified stock options to Larry Madden, in each case vesting in ratable quarterly installments over the three-year period beginning March 10, 2024, subject to each officer’s continued service to Viant on each applicable vesting date.

In the future, we may grant additional equity awards to our executive officers pursuant to our 2021 Plan, the terms of which are described below under “—Equity Plans—Viant Technology Inc. 2021 Long-Term Incentive Plan.”

Employment Arrangements

We do not have any employment or change in control arrangements with our named executive officers other than Mr. Madden. We entered into an employment agreement with Mr. Madden on March 27, 2017, which was subsequently amended on November 15, 2018 (the “Madden Employment Agreement”). The agreement provides for an initial base salary and an annual bonus opportunity. Such bonus is in Viant’s sole and absolute discretion and conditioned on Mr. Madden remaining employed through the end of the applicable annual bonus period. Subject to Mr. Madden’s execution and delivery of a general release of claims against Viant, Mr. Madden is entitled to base salary continuation for a period of 12 months in the event his employment is terminated by Viant without Cause or due to his resignation for Good Reason (each as defined in the Madden Employment Agreement). Mr. Madden is also eligible to receive COBRA continuation coverage at company-cost for a period of twelve months following such a termination of employment.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer compensation up to certain limits imposed by the Code. We have the ability to make matching and discretionary contributions to the 401(k) plan but have not done so to date. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions by employees, and income earned on those contributions, are not taxable to employees until withdrawn or distributed from the 401(k) plan. The 401(k) plan also permits contributions to be made on a post-tax basis for those employees participating in the Roth 401(k) plan component.

Other Employee Benefits

Our U.S. employees, including our named executive officers, currently participate in various health and welfare employee benefits under plans sponsored by us. These plans offer various benefits, including medical, dental, and vision coverage; life insurance, accidental death and dismemberment, and disability coverage; and flexible spending accounts, among others. All employees, including our named executive officers, who work 30 or more hours per week are eligible for these benefits. The cost of this coverage is primarily paid for by us, with employees paying a portion of the cost through payroll deductions.

Equity Grant Practices
We do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal year 2024, we did not grant stock options, stock appreciation rights, or similar option-like
instruments to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information.
Outstanding Equity Awards as of December 31, 2024
The following table sets forth certain information about outstanding equity awards granted to our na
med executive officers that remain outstanding as of December 31, 2024.

	Option Awards						Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (3)		Market Value of Shares or Units of Stock that Have Not Vested ($) (8)
Tim Vanderhook	3/15/2024	24,090	72,273	(2)	9.94	3/15/2034	—		—
	3/15/2024	—	—		—	—	145,788	(3)	2,768,514
	3/7/2023	130,401	47,704	(4)	4.44	3/7/2033	—		—
	3/7/2023	—	—		—	—	90,090	(5)	1,710,809
	3/15/2022	325,058	147,755	(6)	6.00	3/15/2032	—		—
	3/15/2022	—	—		—	—	133,334	(7)	2,532,013
Chris Vanderhook	3/15/2024	24,090	72,273	(2)	9.94	3/15/2034	—		—
	3/15/2024		—		—	—	145,788	(3)	2,768,514
	3/7/2023	130,401	47,704	(4)	4.44	3/7/2033	—		—
	3/7/2023	—	—		—	—	90,090	(5)	1,710,809
	3/15/2022	325,058	147,755	(6)	6.00	3/15/2032	—		—
	3/15/2022	—	—		—	—	133,334	(7)	2,532,013
Larry Madden	3/15/2024	15,056	45,171	(2)	9.94	3/15/2034	—		—
	3/15/2024	—	—		—	—	91,118	(3)	1,730,331
	3/7/2023	136,855	19,551	(4)	4.44	3/7/2033	—		—
	3/7/2023	—	—		—	—	56,307	(5)	1,069,270
	3/15/2022	203,161	92,347	(6)	6.00	3/15/2032	—		—
	3/15/2022	—	—		—	—	83,334	(7)	1,582,513

(1)	All equity awards listed in this table were granted pursuant to our 2021 Plan.
(2)
Represents nonqualified stock options vesting in ratable quarterly installments over the three-year period beginning March 10, 2024, subject to each officer’s continued service to Viant on each applicable vesting date.

(3)
Represents restricted stock units vesting in ratable quarterly installments over the three-year period beginning March 10, 2024, subject to each officer’s continued service to Viant on each applicable vesting date.

(4)
Represents nonqualified stock options for which 50% of the underlying shares vested on March 10, 2024 and 12.5% will become vested quarterly thereafter until fully vested, subject to each officer’s continued service to Viant on each applicable vesting date.

(5)
Represents restricted stock units, with 50% of the award vesting on each anniversary of March 10, 2023 until fully vested, subject to each officer’s continued service to Viant on each applicable vesting date.

(6)
Represents nonqualified stock options for which 25% of the underlying shares vested on March 10, 2023 and 6.25% will become vested quarterly thereafter until fully vested, subject to each officer’s continued service to Viant on each applicable vesting date.

(7)
Represents restricted stock units, with 25% of the award vesting on each anniversary of March 10, 2022 until fully vested, subject to each officer’s continued service to Viant on each applicable vesting date.

(8)
Market value was calculated using the closing price of our Class A common stock as reported on the Nasdaq Global Select Market on December 31, 2024, the last trading day in the 2024 fiscal year, which was $18.99.

Equity Plans

In connection with our initial public offering (our “IPO”), our board of directors adopted, and our stockholders approved, our 2021 Plan, pursuant to which we have granted, and may grant in the future, incentive equity awards to our named executive officers.

Viant Technology Inc. 2021 Long-Term Incentive Plan

We established our 2021 Plan in connection with our IPO. Our 2021 Plan is intended to help Viant secure and retain the services of eligible award recipients (including officers, non-employee directors, and consultants of Viant and its affiliates), provide incentives for such persons to exert maximum efforts for the success of Viant and its affiliates and provide a means by which the eligible recipients may benefit from increases in the value of our common stock. Our 2021 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options, stock appreciation rights, restricted stock awards, RSUs and performance stock awards.

Subject to adjustment for certain dilutive or related events, the initial aggregate maximum number of shares of our Class A common stock that may be issued pursuant to stock awards under our 2021 Plan (the “Share Reserve”), was 11,787,112. The Share Reserve will automatically increase on January 1 of each calendar year commencing on January 1, 2022 and ending with a final increase on January 1, 2031 in an amount equal to 5% of the total number of shares of each and every class of our capital stock outstanding on December 31st of the preceding calendar year; provided, however, that our board of directors may provide that there will not be a January 1st increase in the Share Reserve in a given year or that the increase will be less than 5% of the shares of each and every class of our common stock outstanding on the preceding December 31st.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders:

Plan Category	(a) Number Of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity plans approved by stockholders(1)	9,587,231	(2)	$5.94	(3)	5,514,789
Equity plans not approved by stockholders	—		—		—

Total	9,587,231	(2)	$5.94	(3)	5,514,789

(1)

Consists of our 2021 Plan. The number of shares of our Class A common stock reserved for issuance under our 2021 Plan is subject to an automatic increase on January 1 of each calendar year (commencing on January 1, 2022) through January 1, 2031, in an amount equal to 5% of the total number of shares of each and every class of our common stock outstanding on December 31 of the preceding calendar year. Notwithstanding the foregoing, our board of directors may act prior to January 1 of a given year to provide that there will be no such increase on January 1 or that the increase for such year will be a lesser number of shares of Class A common stock. On January 1, 2024, the number of shares of our Class A common stock reserved for issuance under our 2021 Plan was increased by 3,140,810 shares pursuant to this automatic increase provision.

(2)	Consists of shares of our Class A common stock issuable upon vesting of 4,458,893 outstanding restricted stock units and exercise of 5,128,338 outstanding nonqualified stock options.
(3)	This amount represents the weighted average exercise price for the total number of outstanding nonqualified stock options. No such value is included for restricted stock units.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the shares of our Class A common stock and Class B common stock as of April 11, 2025:

•	each named executive officer;

•	each of our directors;

•	our directors and executive officers as a group; and

•	each person or entity known by us to own beneficially more than 5% of the outstanding shares of our Class A common stock or our Class B common stock.

The number of shares of Class A common stock listed in the table below represents shares of Class A common stock directly owned and assumes no exchange of Class B units for Class A common stock. Each Class B stockholder is entitled to have their Class B units exchanged for Class A common stock on a one-for-one basis, or, at our election, for cash. In connection with our IPO, we issued to each Class B stockholder one share of Class B common stock for each Class B unit it beneficially owns. As a result, the number of shares of Class B common stock listed in the first table below correlates to the number of Class B units each Class B stockholder beneficially owns.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 16,170,192 shares of Class A common stock outstanding and 46,720,212 shares of Class B common stock as of April 11, 2025. Each share of Class A common stock and Class B common stock is entitled to one vote. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares underlying RSUs held by the person that will vest within 60 days of the April 11, 2025 and/or subject to options held by the person that are currently exercisable, or would be exercisable, or would vest based on service-based vesting conditions within 60 days of April 11, 2025. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Viant Technology Inc., 2722 Michelson Drive, Suite 100, Irvine, California 92612.

	Class A Common Stock		Class B Common Stock		Percentage of Class A Common Stock Beneficially Owned+	Percentage of Total Voting Power
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors:
Tim Vanderhook(1)	796,384	4.9%	7,833,774	16.8%	35.0%	13.7%
Chris Vanderhook(2)	796,384	4.9%	7,833,774	16.8%	35.0%	13.7%
Larry Madden(3)	608,806	3.8%	474,356	1.0%	6.3%	1.7%
Max Valdes(4)	63,452	*	—	—	*	*
Vivian Yang(5)	81,531	*	—	—	*	*
All executive officers and directors as a group (5 persons)(6)	2,346,557	14.5%	16,141,904	34.6%	54.3%	29.4%

	Class A Common Stock		Class B Common Stock		Percentage of Class A Common Stock Beneficially Owned+	Percentage of Total Voting Power
Name of Beneficial Owner	Shares	%	Shares	%
Greater than 5% Holders:
Capital V LLC(7)	—	—	28,451,103	60.9%	63.8%	45.2%
Viant Technology Equity Plan LLC(8)	—	—	2,601,561	5.6%	13.9%	4.1%
BlackRock, Inc.(9)	1,032,607	6.4%	—	—	6.4%	1.6%
Vanguard Group(10)	813,961	5.0%	—	—	5.0%	1.3%

*	Less than 1 percent.
+	Reflects beneficial ownership of Class A common stock as defined in Rule 13d-3(d)(1) of the Exchange Act.
(1)

Includes (i) 177,769 shares of Class A common stock, (ii) options to purchase 602,416 shares of Class A common stock that are currently exercisable or scheduled to vest within 60 days of April 11, 2025, (iii) 16,199 restricted stock units scheduled to vest within 60 days of April 11, 2025 and (iv) 7,833,774 Class B common units and an equal number of shares of Class B common stock (2,000,000 of which are held indirectly in Grantor Retained Annuity Trusts). Does not account for shares of Class B common stock held directly by Capital V LLC (“Capital V”). Mr. Vanderhook holds a one-third interest in Capital V, representing an economic interest in an additional 7,833,774 shares of Class B common stock and 7,833,774 Class B common units (“Class B Units”) of Viant Technology LLC. Voting and investment decisions by Capital V require approval of a majority-in-interest of the members of Capital V, and accordingly no individual has voting or investment control over the shares held by Capital V. However, Capital V, Tim Vanderhook and Chris Vanderhook constitute a “group” within the meaning of Section 13(d) of the Exchange Act with 74.3% combined beneficial ownership of Class A common stock as calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act.

(2)

Includes (i) 177,769 shares of Class A common stock, (ii) options to purchase 602,416 shares of Class A common stock that are currently exercisable or scheduled to vest within 60 days of April 11, 2025, (iii) 16,199 restricted stock units scheduled to vest within 60 days of April 11, 2025 and (iv) 7,833,774 Class B common units and an equal number of shares of Class B common stock (2,000,000 of which are held indirectly in Grantor Retained Annuity Trusts). Does not account for shares of Class B common stock held directly by Capital V. Mr. Vanderhook also holds a one-third interest in Capital V, representing an economic interest in an additional 7,833,774 shares of Class B common stock and 7,833,774 Class B Units. Voting and investment decisions by Capital V require approval of a majority-in-interest of the members of Capital V and accordingly no individual has voting or investment control over the shares held by Capital V. However, Capital V, Tim Vanderhook and Chris Vanderhook constitute a “group” within the meaning of Section 13(d) of the Exchange Act with 74.3% combined beneficial ownership of Class A common stock as calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act.

(3)

Includes (i) 163,467 shares of Class A common stock, (ii) options to purchase 421,600 shares of Class A common stock that are currently exercisable or scheduled to vest within 60 days of April 11, 2025, (iii) 23,739 restricted stock units scheduled to vest within 60 days of April 11, 2025 and (iv) 474,356 Class B common units and an equal number of shares of Class B common stock held directly by Viant Technology Equity Plan LLC (“VTEP LLC”), which Class B common units Mr. Madden has voting and investment control over.

(4)	Includes (i) 45,093 shares of Class A common stock and (ii) 18,359 restricted stock units scheduled to vest within 60 days of April 11, 2025.
(5)	Includes (i) 63,172 shares of Class A common stock and (ii) 18,359 restricted stock units scheduled to vest within 60 days of April 11, 2025.
(6)

Includes (i) 627,270 shares of Class A common stock, (ii) options to purchase 1,626,432 shares of Class A common stock that are currently exercisable or scheduled to vest within 60 days of April 11, 2025, (iii)

92,855 restricted stock units scheduled to vest within 60 days of April 11, 2025 and (iv) 16,141,904 Class B common units and an equal number of shares of Class B common stock.
(7)

Includes 28,451,103 shares of Class B common stock and 28,451,103 Class B common units. Each of Tim Vanderhook, Chris Vanderhook and Russ Vanderhook holds a one-third interest in Capital V. Voting and investment decisions by Capital V require approval of a majority-in-interest of the members of Capital V. Capital V, Tim Vanderhook and Chris Vanderhook constitute a “group” within the meaning of Section 13(d) of the Exchange Act with 74.3% combined beneficial ownership of Class A common stock as calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act.

(8)

Includes 2,601,561 shares of Class B common stock and 2,601,561 Class B common units. Each member of VTEP LLC (including Larry Madden, as noted in footnote 3 above) has voting and investment control over the Class B common units held by VTEP LLC that such member has a pecuniary interest in.

(9)

Based solely on information reported in a Schedule 13G/A filed with the SEC on January 26, 2025 and consists of 1,032,607 shares of Class A common stock held by BlackRock, Inc. (“BlackRock”). BlackRock reports sole voting power over 1,026,330 of the reported shares and sole dispositive power over all of the reported shares. BlackRock’s address is 55 East 52nd Street, New York, NY 10055.

(10)

Based solely on information reported in a Schedule 13G filed with the SEC on February 13, 2025 and consists of 813,961 shares of Class A common stock held by the Vanguard Group (“Vanguard”). Vanguard reports shared voting power with respect to 24,169 shares of Class A common stock, sole dispositive power with respect to 784,745 shares and shared dispositive power over 29,216 of the reported shares. Vanguard’s address is 100 Vanguard Boulevard, Malvern, PA 19355.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2024, we believe that all required reports were timely filed.

TRANSACTIONS WITH RELATED PERSONS

In addition to the compensation arrangements with our directors and executive officers discussed in the sections titled “Director Compensation” and “Executive Compensation,” the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Capital V Aircraft Lease

On April 19, 2022, we entered into a non-exclusive aircraft dry lease agreement (the “Capital V Aircraft Lease”) with Capital V LLC (“Capital V”), an entity controlled by our founders Tim Vanderhook, our Chief Executive Officer and Chairman, Chris Vanderhook, our Chief Operating Officer and a member of our board of directors, and Russ Vanderhook, Senior Vice President and Co-Founder, each of whom holds a one-third interest in Capital V. Each of Tim, Chris and Russ Vanderhook are brothers. Each of Tim Vanderhook, Chris Vanderhook and Capital V beneficially own more than 5% of our Class B common stock.

The Capital V Aircraft Lease permits us to use an aircraft owned by Capital V in exchange for hourly rent payments of $14,500 per flight hour during the agreement’s initial one-year term. The Capital V Aircraft Lease will automatically renew for a successive one-year term upon each anniversary of the date of the agreement (unless earlier terminated by either party upon written notice for any reason). The hourly rent payments are subject to adjustment according to our mutual agreement with Capital V at the beginning of each one-year renewal term, and if we do not agree on the rent adjustment, the agreement thereby terminates. Under the Capital V Aircraft Lease, we will bear all costs directly related to our use of the aircraft, including flight crew costs, customs fees, insurance premiums and taxes.

From January 1, 2023 to March 31, 2025, we paid $1.9 million to Capital V for use of an aircraft owned by Capital V.

Tax Receivable Agreement

The members of Viant Technology LLC (not including us), including Capital V, Mr. Tim Vanderhook and Mr. Chris Vanderhook, may exchange their Class B units for shares of our Class A common stock on a one-for-one basis or, at our election, for cash. Any beneficial holder exchanging Class B units must ensure that the applicable corresponding number of shares of Class B common stock are delivered to us for cancellation as a condition of exercising its right to exchange Class B units for shares of our Class A common stock or, at our election, for cash. As a result of exchanges, we become entitled to a proportionate share of the existing tax basis of the assets of Viant Technology LLC. In addition, Viant Technology LLC has in effect an election under Section 754 of the Code for each taxable year in which an exchange occurs, which is expected to result in increases to the tax basis of the tangible and intangible assets of Viant Technology LLC which will be allocated to us. These increases in tax basis are expected to increase our depreciation and amortization deductions for tax purposes and create other tax benefits and may also decrease gains (or increase losses) on future dispositions of certain assets and therefore may reduce the amount of tax that we would otherwise be required to pay.

We entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”) with Viant Technology LLC, continuing members of Viant Technology LLC and the TRA Representative (as defined in the Tax Receivable Agreement) on February 9, 2021. The Tax Receivable Agreement provides for payment by us to certain continuing members of Viant Technology LLC (not including us) of 85% of the amount of the net cash tax savings, if any, that we realize (or, under certain circumstances, are deemed to realize) as a result of increases in tax basis (and utilization of certain other tax benefits) resulting from (i) our acquisition of Viant Technology LLC units from pre-IPO members of Viant Technology LLC in connection with our IPO and in future exchanges and (ii) any payments we make under the Tax Receivable Agreement (including tax benefits related to imputed interest).

We retain the benefit of the remaining 15% of these net cash tax savings. The obligations under the Tax Receivable Agreement are our obligations and not obligations of Viant Technology LLC. For purposes of the Tax Receivable Agreement, the benefit deemed realized by us is computed by comparing our U.S. federal, state and local income tax liability to the amount of such U.S. federal, state and local taxes that we would have been required to pay had we not been able to utilize any of the benefits subject to the Tax Receivable Agreement. The actual tax benefits we realize may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. In addition, the Viant Technology LLC Agreement (as defined and discussed below) provides that Viant Technology LLC may elect to apply an allocation method with respect to certain of Viant Technology LLC investment assets that were held at the time of the closing of the IPO that are expected to result in the future, solely for tax purposes, in certain items of loss being specially allocated to us and corresponding items of gain being specially allocated to the other members of Viant Technology LLC.

The term of the Tax Receivable Agreement will continue until all tax benefits that are subject to the Tax Receivable Agreement have been utilized or have expired, unless we exercise our right to terminate the Tax Receivable Agreement (or the Tax Receivable Agreement is terminated due to a change in control or our breach of a material obligation thereunder), in which case, we will be required to make the termination payment specified in the Tax Receivable Agreement, as specified below. There is no maximum term for the Tax Receivable Agreement. We expect that all of the intangible assets, including goodwill, of Viant Technology LLC allocable to Viant Technology LLC units acquired or deemed acquired by us from existing members of Viant Technology LLC will be amortizable for tax purposes.

Estimating the amount and timing of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors and future events. The actual increase in tax basis and utilization of tax attributes, as well as the amount and timing of any payments under the agreement, will vary depending upon a number of factors, including:

•

the timing of purchases or future exchanges – for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Viant Technology LLC at the time of each purchase of units from the continuing members of Viant Technology LLC;

•

the price of shares of our Class A common stock at the time of the purchase or exchange, because the tax basis increase in the assets of Viant Technology LLC is directly related to the price of shares of our Class A common stock at the time of the purchase or exchange;

•	the extent to which such purchases or exchanges are taxable – if the exchange is not taxable for any reason, increased tax deductions will not be available;

•	the amount of the exchanging unitholder’s tax basis in its units at the time of the relevant exchange;

•

the amount, timing and character of our income – we expect that the Tax Receivable Agreement will require us to pay 85% of the net cash tax savings as and when deemed realized. If we do not have taxable income during a taxable year, we generally will not be required (absent a change in control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no benefit will have been realized. However, any tax benefits that do not result in net cash tax savings in a given tax year may generate tax attributes that may be used to generate net cash tax savings in previous or future taxable years. The use of any such tax attributes will generate net cash tax savings that will result in payments under the Tax Receivable Agreement; and

•	U.S. federal, state and local tax rates in effect at the time that we realize the relevant tax benefits.

In addition, the amount of each continuing member’s tax basis in its Viant Technology LLC units at the time of the exchange, the depreciation and amortization periods that apply to the increases in tax basis, the timing and amount of any earlier payments that we may have made under the Tax Receivable Agreement and the portion of our payments under the Tax Receivable Agreement that constitute imputed interest or give rise to depreciable or amortizable tax basis are also relevant factors.

We have the right to terminate the Tax Receivable Agreement, in whole or in part, at any time. The Tax Receivable Agreement provides that if (i) we exercise our right to early termination of the Tax Receivable Agreement in whole (that is, with respect to all benefits due to all beneficiaries under the Tax Receivable Agreement) or in part (that is, with respect to some benefits due to all beneficiaries under the Tax Receivable Agreement), (ii) we experience certain changes in control, (iii) the Tax Receivable Agreement is rejected in certain bankruptcy proceedings, (iv) we fail (subject to certain exceptions) to make a payment under the Tax Receivable Agreement within 180 days after the due date or (v) we materially breach our obligations under the Tax Receivable Agreement, we are obligated to make an early termination payment to the beneficiaries under the Tax Receivable Agreement equal to the present value of all payments that would be required to be paid by us under the Tax Receivable Agreement. The amount of such payments is determined on the basis of certain assumptions in the Tax Receivable Agreement, including (i) the assumption that we would have enough taxable income to fully utilize the tax benefit resulting from the tax assets which are the subject of the Tax Receivable Agreement, (ii) the assumption that any item of loss deduction or credit generated by a basis adjustment or imputed interest arising in a taxable year preceding the taxable year that includes an early termination will be used by us ratably from such taxable year through the earlier of (x) the scheduled expiration of such tax item or (y) 15 years; (iii) the assumption that any non-amortizable assets are deemed to be disposed of in a fully taxable transaction on the fifteenth anniversary of the earlier of the basis adjustment and the early termination date; (iv) the assumption that U.S. federal, state and local tax rates will be the same as in effect on the early termination date, unless scheduled to change; and (v) the assumption that any units (other than those held by us) outstanding on the termination date are deemed to be exchanged for an amount equal to the market value of the corresponding number of shares of our Class A common stock on the termination date. Should we exercise our right to terminate the Tax Receivable Agreement or should it otherwise be terminated, the amount of the early termination payment is determined by discounting the present value of all payments that would be required to be paid by us under the Tax Receivable Agreement at a rate equal to the lesser of (a) 6.5% and (b) SOFR plus 400 basis points.

Decisions made in the course of running our business, such as with respect to mergers and other forms of business combinations that constitute changes in control, may influence the timing and amount of payments we make under the Tax Receivable Agreement in a manner that does not correspond to our use of the corresponding tax benefits. In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative effect on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combinations or other changes of control.

Payments are generally due under the Tax Receivable Agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of SOFR plus 300 basis points from the due date (without extensions) of such tax return. Late payments generally accrue interest at a rate of SOFR plus 500 basis points. Because of our structure, our ability to make payments under the Tax Receivable Agreement is dependent on the ability of Viant Technology LLC to make distributions to us. The ability of Viant Technology LLC to make such distributions may be subject to, among other things, restrictions in the agreements governing our debt. If we are unable to make payments under the Tax Receivable Agreement for any reason, such payments will be deferred and will accrue interest until paid.

Additionally, we are required to indemnify and reimburse the TRA Representative for all costs and expenses, including legal and accounting fees and any other costs arising from claims in connection with the TRA Representative’s duties under the Tax Receivable Agreement, provided, the TRA Representative has acted reasonably and in good faith in incurring such expenses and costs.

Payments under the Tax Receivable Agreement are based on the tax reporting positions that we determine. Although we are not aware of any material issue that would cause the IRS to challenge a tax basis increase, we will not, in the event of a successful challenge, be reimbursed for any payments previously made under the Tax Receivable Agreement (although we would reduce future amounts otherwise payable to a holder of rights under the Tax Receivable Agreement to the extent such holder has received excess payments). No assurance can be given that the Internal Revenue Service will agree with our tax reporting positions, including the allocation of value among our assets. In addition, the required final and binding determination that a holder of rights under the Tax Receivable Agreement has received excess payments may not be made for a number of years following commencement of any challenge, and we will not be permitted to reduce our payments under the Tax Receivable Agreement until there has been a final and binding determination, by which time sufficient subsequent payments under the Tax Receivable Agreement may not be available to offset prior payments for disallowed benefits. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement significantly in excess of the benefit that we actually realize in respect of the increases in tax basis (and utilization of certain other tax benefits) resulting from (i) our acquisition of Viant Technology LLC units from continuing members of Viant Technology LLC in future exchanges and (ii) any payments we make under the Tax Receivable Agreement. We may not be able to recoup those payments, which could adversely affect our financial condition and liquidity.

The obligation to make payments under the Tax Receivable Agreement generally will be senior to any similar obligation under any tax receivable agreement that may be entered into in the future. No holder of rights under the Tax Receivable Agreement (including the right to receive payments) may transfer its rights to another person without our written consent, except that all such rights may be transferred to another person to the extent that the corresponding Viant Technology LLC units are transferred in accordance with the Viant Technology LLC Agreement.

During the years ended December 31, 2023 and 2024, we did not make any payments under the Tax Receivable Agreement. During the three months ended March 31, 2025, we made a payment of $33 thousand related to obligations for fiscal year 2023 under the Tax Receivable Agreement to certain continuing members of Viant Technology LLC.

Viant Technology LLC Agreement

Any time we issue a share of Class A common stock for cash, the net proceeds we receive will be promptly used to acquire a Class A unit of Viant Technology LLC unless used to settle an exchange of a Class B unit for cash. Any time we issue a share of Class A common stock upon an exchange of a Class B unit or settle such an exchange for cash, as described below, we contribute the exchanged unit to Viant Technology LLC and Viant Technology LLC issues to us a Class A unit. If we issue other classes or series of equity securities (other than pursuant to our incentive compensation plans), Viant Technology LLC will issue to us an equal amount of equity securities of Viant Technology LLC with designations, preferences and other rights and terms that are substantially the same as our newly issued equity securities. If at any time we issue a share of Class A common stock pursuant to our 2021 Plan or other equity plan, we will contribute to Viant Technology LLC all of the proceeds we receive (if any) and Viant Technology LLC will issue to us an equal number of its Class A units having the same restrictions, if any, as are attached to the shares of Class A common stock issued under the plan. If we repurchase, redeem or retire any shares of Class A common stock (or equity securities of other classes or series), Viant Technology LLC, immediately prior to such repurchase, redemption or retirement, repurchases, redeems or retires an equal number of Class A units (or its equity securities of the corresponding classes or series) held by us, upon the same terms and for the same consideration, as the shares of our Class A common stock (or equity securities of such other classes or series) are repurchased, redeemed or retired. In addition, membership units of Viant Technology LLC, as well as our common stock, are subject to equivalent stock splits, dividends, reclassifications and other subdivisions. In the event we acquire Class A units without issuing a corresponding number of shares of Class A common stock, we will make appropriate adjustments to the exchange ratio of Class B units to Class A common stock.

We have the right to determine when distributions will be made to holders of units and the amount of any such distributions, other than with respect to tax distributions as described below. If a distribution is authorized, except as described below, such distribution will be made to the holders of Class A units and Class B units on a pro rata basis in accordance with the number of units held by such holder.

The holders of units, including us, incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Viant Technology LLC. Net profits and net losses of Viant Technology LLC are generally allocated to holders of units (including us) on a pro rata basis in accordance with the number of units held by such holder; however, under applicable tax rules, Viant Technology LLC is required to allocate net taxable income disproportionately to its members in certain circumstances. The Viant Technology LLC Agreement provides for quarterly cash distributions, which we refer to as “tax distributions,” to the holders of the units generally equal to the taxable income allocated to each holder of units (with certain adjustments) multiplied by an assumed tax rate. Generally, these tax distributions are computed based on our estimate of the net taxable income of Viant Technology LLC allocable per unit (based on the member which is allocated the largest amount of taxable income on a per unit basis) multiplied by an assumed tax rate equal to the highest combined U.S. federal and applicable state and local tax rate applicable to any natural person residing in, or corporation doing business in Los Angeles, California that is taxable on that income (taking into account certain other assumptions, and subject to adjustment to the extent that state and local taxes are deductible for U.S. federal income tax purposes). The Viant Technology LLC Agreement generally requires tax distributions to be pro rata based on the ownership of Viant Technology LLC units, however, if the amount of tax distributions to be made exceeds the amount of funds available for distribution, we shall receive a tax distribution calculated using the corporate tax rate, before the other members receive any distribution and the balance, if any, of funds available for distribution shall be distributed first to the other members pro rata in accordance with their assumed tax liabilities (also using the corporate tax rate), and then to all members (including us) pro rata until each member receives the full amount of its tax distribution using the individual tax rate. Viant Technology LLC also makes non-pro rata payments to us to reimburse it for corporate and other overhead expenses (which payments from Viant Technology LLC are not treated as distributions under the Viant Technology LLC Agreement). Notwithstanding the foregoing, no distribution will be made pursuant to the Viant Technology LLC Agreement to any unitholder if such distribution would violate applicable law or result in Viant Technology LLC or any of its subsidiaries being in default under any material agreement.

The Viant Technology LLC Agreement provides that Viant Technology LLC may elect to apply an allocation method with respect to certain of its investment assets that were held at the time of our IPO that are expected to result in the future, solely for tax purposes, in certain items of loss being specially allocated to us and corresponding items of gain being specially allocated to the other members of Viant Technology LLC. As described above, the Tax Receivable Agreement provides that we will pay over to the certain other members of Viant Technology LLC 85% of the net tax savings to Viant Technology Inc. attributable to those tax losses.

The Viant Technology LLC Agreement provides that it may generally be amended, supplemented, waived or modified by us in our sole discretion without the approval of any other holder of units, except in the case of amendments that would modify the limited liability of a member or increase the obligation of a member to make capital contributions, adversely affect the right of a member to receive distributions or cause Viant Technology LLC to be treated as a corporation for tax purposes.

The Viant Technology LLC Agreement also entitles certain continuing members (and certain permitted transferees thereof) to exchange their Class B units together with an equal number of shares of Class B common stock, for shares of Class A common stock on a one-for-one basis or, at our election, for cash. The exchange ratio is subject to appropriate adjustment by us in the event Class A units are issued to us without issuance of a corresponding number of shares of Class A common stock or in the event of certain reclassifications, reorganizations, recapitalizations or similar transactions.

The Viant Technology LLC Agreement permits the Class B unitholders to exercise their exchange rights subject to certain reasonable timing procedures and other conditions. The Viant Technology LLC Agreement provides that an owner will not have the right to exchange Class B units if we determine that such exchange would be prohibited by law or regulation or would violate other agreements with the us, Viant Technology LLC or any of our subsidiaries to which the Viant Technology LLC unitholder is subject. We intend to impose additional restrictions on exchanges that we determine to be necessary or advisable so that Viant Technology LLC is not treated as a “publicly traded partnership” for U.S. federal income tax purposes.

The Viant Technology LLC Agreement also provides for mandatory exchanges under certain circumstances, including at our option, if the number of units outstanding (other than those held by us) is less than a minimum percentage and in our discretion, with the consent of holders of at least 50% of the outstanding Class B units.

Any beneficial holder exchanging Class B units must ensure that the applicable corresponding number of shares of Class B common stock are delivered to us for retirement as a condition of exercising its right to exchange Class B units for shares of our Class A common stock, or, at our election, for cash.

Registration Rights Agreement

On February 9, 2021, in connection with our IPO, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Vanderhook Parties and Viant Technology Equity Plan LLC. The Registration Rights Agreement provides these holders with “demand” registration rights that, if exercised, will require us to register under the Securities Act the shares of Class A common stock issuable upon exchange of their Class B units of Viant Technology LLC. The Registration Rights Agreement also provides for customary “piggyback” registration rights for the holders party thereto.

Employment Relationship with Immediate Family Members

Mr. Russ Vanderhook is our Senior Vice President and Co-Founder. Russ Vanderhook is the brother of Tim Vanderhook, our Chief Executive Officer and Chairman of the Board, and Chris Vanderhook, our Chief Operating Officer and a member of our board of directors. During 2023, Russ Vanderhook received an annual base salary of $270,400, a discretionary bonus relating to 2022 performance of $150,000, a grant of restricted stock units with a grant date fair value of $65,000, and a grant of non-qualified stock options with a grant date fair value of $65,000, for total compensation of $550,400. During 2024, Russ Vanderhook received an annual base salary of $270,400, a discretionary bonus relating to 2023 performance of $225,000, a grant of restricted stock units with a grant date fair value of $295,198, for total compensation of $790,598. Russ Vanderhook’s current annual base salary is $270,400. During 2025, Russ Vanderhook is expected to be compensated similarly to prior years. He received a grant of restricted stock units with a grant date fair value of $386,498 and he received a discretionary bonus relating to 2024 performance of $319,409. The grant date fair values of the restricted stock units award and the option awards are computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of these equity awards are set forth in Note 9 to our audited consolidated financial statements included in our 2024 Annual Report. Mr. Russ Vanderhook is also eligible to participate in our tax-qualified 401(k) retirement and various health and welfare employee benefits plans.

Repurchase of Shares from Certain Officers and Employees

During 2023, we repurchased shares of Class A common stock having an aggregate value of $144,963, $144,963 and $11,779 from Mr. Tim Vanderhook, Mr. Chris Vanderhook and Mr. Russ Vanderhook

respectively, for tax purposes in connection with the vesting of restricted stock units. During 2024, we repurchased shares of Class A common stock having an aggregate value of $1,186,308, $1,186,308 and $121,469 from Mr. Tim Vanderhook, Mr. Chris Vanderhook and Mr. Russ Vanderhook, respectively, for tax purposes in connection with the vesting of restricted stock units. In addition, during 2024, we repurchased shares of Class A common stock having an aggregate value of $2,999,988 and $2,999,988 from Mr. Tim Vanderhook and Mr. Chris Vanderhook, respectively, associated with personal tax planning following the exercise of options to purchase the Company’s Class A common stock. On March 10, 2025, we repurchased shares of Class A common stock having an aggregate value of $1,228,157 and $1,228,157 from Mr. Tim Vanderhook and Mr. Chris Vanderhook respectively, for tax purposes in connection with the vesting of restricted stock units.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by our board of directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.

Policies and Procedures for Transactions with Related Persons

In February 2021, in connection with our IPO, we adopted certain written Related Person Transaction Policies and Procedures, which set forth the procedures for our Audit Committee to identify, review, consider, and approve or ratify any transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $100,000 and such person would have a direct or indirect interest. In approving or rejecting any such transaction, our Audit Committee considers the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. All of the foregoing transactions were approved in accordance with our Related Person Transaction Policies and Procedures.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokerage firms) to satisfy the delivery requirements for Notices or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokerage firms with account holders who are our stockholders will likely be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your brokerage firm that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please contact (1) your broker or (2) the Company by mail by writing to the Corporate Secretary, Viant Technology Inc., 2722 Michelson Drive, Suite 100, Irvine, California 92612, or by telephone request to (949) 861-8888. Stockholders who currently receive multiple copies of the Notices at their addresses and would like to request “householding” of their communications should contact Broadridge at the above phone number or address.

OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his best judgment.

April 23, 2025

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K at investors.viantinc.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is also available by writing to Corporate Secretary, Viant Technology Inc., 2722 Michelson Drive, Suite 100, Irvine, California 92612, or by telephone request to (949) 861-8888.

styleIPC
Your vote
C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 matters!
Have your ballot ready and please use one of the methods below for easy voting:
Your control number
Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
Viant Technology Inc. Internet:
www.proxypush.com/DSP
• Cast your vote online
Annual Meeting of Stockholders • Have your Proxy Card ready
• Follow the simple instructions to record your vote
For Stockholders of record as of April 11, 2025 Phone: Thursday, June 5, 2025 9:30 AM, Pacific Time 1-844-926-2050
Annual Meeting to be held virtually via the internet—please visit • Use any touch-tone telephone
• Have your Proxy Card ready www.proxydocs.com/DSP for more information • Follow the simple recorded instructions
Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid
YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 9:29 AM, Pacific Time, June 5, 2025. Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/DSP
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Tim Vanderhook, Chris Vanderhook and Larry Madden (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Class A common stock or Class B common stock of Viant Technology Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE
Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Viant Technology Inc. Annual Meeting of Stockholders
Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2
BOARD OF DIRECTORS
PROPOSAL YOUR VOTE RECOMMENDS
1. To elect one Class I director, Max Valdes, to hold office until our Annual Meeting of Stockholders in 2028 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
FOR WITHHOLD
1.01 Max Valdes FOR
FOR AGAINST ABSTAIN
2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting FOR firm for the fiscal year ending December 31, 2025.
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before meeting or any adjournment thereof.
You must register to attend the meeting online and/or participate at www.proxydocs.com/DSP Authorized Signatures—Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date